UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Non-U.S. Opportunity

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Non-U.S. Opportunity Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Non-U.S. Opportunity Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manu-

IV	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

facturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. .. . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s pre-

Western Asset Non-U.S. Opportunity Bond Portfolio	V

viously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned 4.61% over the same time frame.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered

VI	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in debt and fixed-income securities denominated in major non-U.S. currencies. We anticipate that, under normal market conditions, all or substantially all of the Fund’s assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the Fund expects non-U.S. currency exposure to represent no more than 25% of its net assets and does not currently intend to invest in securities that are rated below investment grade, although it may do so if market conditions are favorable.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed- income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Economic conditions in core Europe, the UK and Japan appeared to stabilize and show signs of improvement during the reporting period. Despite this, central banks largely maintained their accommodative monetary policies by keeping interest rates at historically low levels to support their somewhat fragile economies. However, a number of countries, such as Sweden, Norway, Australia and Canada, raised interest rates in 2010 in an attempt to head off future inflation.

During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed sovereign bonds. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Several times during the year, the financial markets were impacted by the European sovereign debt crisis. This first came to a head in April 2010 when it became clear that Greece’s level of debt was far larger than previously reported. This, in turn, led to fears of contagion to other peripheral Eurozone countries, such as Portugal, Italy, Ireland and Spain. Concerns regarding the debt crisis then moved to the back burner until November, when Ireland agreed to a $113 billion aid package from the European Union and International Monetary Fund. This triggered fears that Portugal and Spain would be next in line for bailout packages in order to shore up their financial standings.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. In an effort to reduce the Fund’s overall risk exposure, we pared our exposure to the investment grade bond sector by capturing profits in a number of holdings in the

2	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

Financials sector. We adjusted the Fund’s durationi, moving from a long position versus the Citigroup World Government Bond Ex-U.S. Index (Hedged)ii, the Fund’s benchmark, to a more neutral stance during the fourth quarter of 2010. This was done as we felt that yields were unsustainably low given their sharp decline leading up to the announcement by the Federal Reserve Board (“Fed”)iii of an additional round of quantitative easing. While the Fund maintained a short position to the euro throughout the reporting period, we tactically adjusted our euro exposure at times when the currency fluctuated.

We used a number of instruments to help manage the Fund’s duration and yield curveiv positioning during the year. These included a variety of futures and options. Credit default swaps were utilized in an attempt to hedge the Fund’s credit risk. We also used foreign exchange contracts to manage our currency exposure. In aggregate, the use of these derivative instruments contributed to performance during the reporting period. However, the impact of derivatives cannot be assessed in isolation of the underlying cash bond positions.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio returned 6.28%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Ex-U.S. Index (Hedged), returned 2.48% for the same period. The Lipper International Income Funds Category Average1 returned 6.58% over the same time frame.

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Western Asset Non-U.S. Opportunity Bond Portfolio:
Class I2	0.79%	6.28%
Citigroup World Government Bond Ex-U.S. Index (Hedged)	-0.21%	2.48%
Lipper International Income Funds Category Average[1]	7.72%	6.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2010 for Class I shares was 2.48%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 2.44%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 106 funds for the six-month period and among the 98 funds for the twelve-month period in the Fund’s Lipper category.

[2]	Class I shares were formerly known as Institutional Class shares. The share class was renamed in April 2010.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratio for Class I shares was 0.70%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation arrangement, Class I shares’ operating expenses, will be waived and/or reimbursed at an annual rate of 0.04%. The expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure versus the benchmark to investment grade bonds. In particular, emphasizing global diversified banks was rewarded.

The Fund’s duration position also enhanced results. While we moved to a neutral duration later in the period, overall the Fund had a long duration versus the benchmark. This was positive for performance as interest rates declined during the twelve months ended December 31, 2010.

Elsewhere, our short euro position was rewarded, as the euro generally declined versus other major currencies during the reporting period given the European sovereign debt crisis.

Finally, having an underweight to peripheral European countries Spain and Italy was beneficial. While neither country required financial support during the period, fears of contagion from the issues experienced by Greece and Ireland caused their sovereign debt to underperform the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s yield curve positioning in the fourth quarter of 2010. Throughout the fiscal year, the Fund was positioned for a flattening of the yield curve by maintaining an overweight to longer-term securities. While this was beneficial for most of the reporting period, it detracted from results during the fourth quarter of the year as the curve steepened and longer-term rates moved higher than their shorter-term counterparts.

Thank you for your investment in Western Asset Non-U.S. Opportunity Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a

4	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Citigroup World Government Bond Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as futures contracts, written options, purchased options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I4	0.79%	1,000.00	$1,007.90	0.72%	$3.64	Class I4	5.00%	1,000.00	$1,021.58	0.72%	$3.67

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Class shares were renamed Class I.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class I‡
Twelve Months Ended 12/31/10	6.28%
Five Years Ended 12/31/10	4.29
Ten Years Ended 12/31/10	6.96

Cumulative total returns[1]
Class I‡ (12/31/00 through 12/31/10)	95.98%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

‡	In April 2010, Institutional Class shares were renamed Class I shares.

8	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Non-U.S. Opportunity Bond Portfolio vs. Citigroup World Government Bond Ex-U.S. Index (Hedged)† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio on December 31, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup World Government Bond Ex-U.S. Index (Hedged). The Citigroup World Government Bond Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	In April 2010, Institutional Class shares were renamed Class I shares.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
Non $	— Non U.S. Dollar
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

10	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
Non $	— Non U.S. Dollar
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	11

Schedule of investments

December 31, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 58.6%
Brazil — 1.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,428,000	BRL	$844,790
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	41,640
Total Brazil					886,430
Canada — 3.2%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,483,968
France — 1.0%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	758,864
Germany — 3.8%
Bundesrepublik Deutschland, Bonds	3.750%	1/4/19	1,270,000	EUR	1,817,171
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	150,000	EUR	205,941
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	600,000	EUR	915,464
Total Germany					2,938,576
Greece — 0.3%
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	253,234
Japan — 20.7%
Development Bank of Japan	1.750%	3/17/17	100,000,000	JPY	1,310,488
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,405,943
Government of Japan	0.900%	3/20/14	58,000,000	JPY	729,098
Government of Japan	1.500%	9/20/18	312,400,000	JPY	4,046,348
Government of Japan	0.170%	7/20/20	20,000,000	JPY	237,960	(a)
Government of Japan	2.100%	3/20/27	22,000,000	JPY	287,102
Government of Japan	2.100%	6/20/29	58,000,000	JPY	745,581
Government of Japan, Senior Bonds	1.000%	9/20/20	430,000,000	JPY	5,249,432
Government of Japan, Senior Bonds	2.300%	3/20/40	63,000,000	JPY	831,479
Total Japan					15,843,431
Netherlands — 2.0%
Netherlands Government, Bonds	4.000%	7/15/19	800,000	EUR	1,147,134
Netherlands Government Bond	4.000%	1/15/37	260,000	EUR	373,499
Total Netherlands					1,520,633
Norway — 5.7%
Government of Norway	4.250%	5/19/17	22,200,000	NOK	4,001,087
Government of Norway, Bonds	3.750%	5/25/21	2,100,000	NOK	360,267
Total Norway					4,361,354
Poland — 10.6%
Republic of Poland	5.750%	9/23/22	24,700,000	PLN	8,111,444

See Notes to Financial Statements.

12	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
United Kingdom — 10.1%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	4,550,000	GBP	$7,750,087
Total Sovereign Bonds (Cost — $41,858,480)					44,908,021
Corporate Bonds & Notes — 21.9%
Consumer Staples — 0.6%
Tobacco — 0.6%
Imperial Tobacco Group PLC	7.250%	9/15/14	310,000	EUR	473,924
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Dong Energy A/S	4.000%	12/16/16	60,000	EUR	82,594
Dong Energy A/S	4.875%	12/16/21	50,000	EUR	68,605
Total Energy					151,199
Financials — 18.8%
Capital Markets — 0.9%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	536,060
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	148,503
Lehman Brothers Holdings Inc.	4.625%	3/14/19	1,300,000	EUR	174	(b)
Total Capital Markets					684,737
Commercial Banks — 10.0%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	$336,795
Barclays Back PLC	5.250%	5/27/14	280,000	EUR	399,662
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	170,000	EUR	228,414
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	114,253	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	350,000	EUR	457,883	(a)(c)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	275,541
Dexia Municipal Agency	1.550%	10/31/13	282,000,000	JPY	3,524,427
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	239,933	(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	719,000	EUR	882,587
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	50,000	EUR	64,155
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	550,000	EUR	694,925
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	404,472
Total Commercial Banks					7,623,047
Diversified Financial Services — 5.7%
Banca Italease SpA	1.350%	2/8/12	50,000	EUR	65,324	(a)
Banca Italease SpA	1.278%	3/14/12	50,000	EUR	65,227	(a)
Bank of America Corp.	7.000%	6/15/16	300,000	EUR	434,549
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	119,707	(a)
Caisse Refinancement de l’Habitat	4.200%	4/25/11	485,000	EUR	654,179

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	13

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	4.000%	11/26/15	100,000	EUR	$132,441
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	342,732
European Investment Bank	1.900%	1/26/26	106,500,000	JPY	1,346,810	(d)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	209,367
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	125,368	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	568,172
Landesbank Hessen-Thueringen Girozentrale	5.375%	3/7/12	200,000	GBP	324,559
Total Diversified Financial Services					4,388,435
Insurance — 2.2%
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	414,787	(a)
AXA	6.211%	10/5/17	200,000	EUR	229,843	(a)(c)
Delta Lloyd N.V., Senior Notes	4.250%	11/17/17	240,000	EUR	313,514
Mapfre SA	5.921%	7/24/37	400,000	EUR	414,503	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	310,690	(a)(c)
Total Insurance					1,683,337
Total Financials					14,379,556
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.3%
British Telecommunications PLC	5.250%	1/22/13	75,000	EUR	105,835
British Telecommunications PLC	5.250%	6/23/14	194,000	EUR	276,394
British Telecommunications PLC, Senior Notes	6.125%	7/11/14	76,000	EUR	111,908
Deutsche Telekom International Finance BV	7.125%	7/11/11	108,000	EUR	148,320
France Telecom SA, Senior Notes	5.625%	5/22/18	100,000	EUR	149,195
Koninklijke (Royal) KPN N.V.	5.000%	11/13/12	75,000	EUR	105,966
Telecom Italia SpA	5.250%	3/17/55	100,000	EUR	98,504
Total Telecommunication Services					996,122
Utilities — 1.0%
Electric Utilities — 0.2%
Electricite de France (EDF)	4.625%	9/11/24	100,000	EUR	136,058
Water Utilities — 0.8%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	350,593
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	287,138
Total Water Utilities					637,731
Total Utilities					773,789
Total Corporate Bonds & Notes (Cost — $17,067,914)					16,774,590

See Notes to Financial Statements.

14	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 3.6%
Canada — 0.4%
Government of Canada, Bonds	4.000%	12/1/31	205,525	CAD	$319,801
France — 1.6%
Republic of France	4.000%	4/25/55	930,000	EUR	1,262,767
Greece — 0.5%
Hellenic Republic	2.300%	7/25/30	591,696	EUR	346,991
Japan — 1.1%
Government of Japan, Bonds	1.300%	9/10/17	67,524,000	JPY	841,409
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $2,766,035)					2,770,968
		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Japanese Yen, Call @ $84.00 (Cost — $26,392)		1/6/11	1,530,000		950	(e)
Total Investments before Short-Term Investments (Cost — $61,718,821)					64,454,529
		Maturity Date	Face Amount†
Short-Term Investments — 11.3%
Repurchase Agreements — 11.3%
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $7,132,089; (Fully collateralized by U.S. government agency obligations, 1.920% due 11/10/15; Market value — $7,274,225)	0.150%	1/3/11	7,132,000		7,132,000
Morgan Stanley repurchase agreement dated 12/31/10; Proceeds at maturity — $1,465,011; (Fully collateralized by U.S. government agency obligations, 1.500% due 4/27/15; Market value — $1,494,300)	0.090%	1/3/11	1,465,000		1,465,000
Total Short-Term Investments (Cost — $8,597,000)					8,597,000
Total Investments — 95.4% (Cost — $70,315,821#)					73,051,529
Other Assets in Excess of Liabilities — 4.6%					3,557,785
Total Net Assets — 100.0%					$76,609,314

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Securities are in default as of December 31, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $70,442,464.

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	15

Western Asset Non-U.S. Opportunity Bond Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 30-Year Bonds Futures, Call	2/18/11	$126.00	59	$47,938
Total Written Options (Premiums received — $74,840)				$47,938

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
PLN	— Polish Zloty

See Notes to Financial Statements.

16	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $61,718,821)	$64,454,529
Repurchase agreement, at value (Cost — $8,597,000)	8,597,000
Foreign currency, at value (Cost — $128,362)	241,704
Cash	448
Unrealized appreciation on forward foreign currency contracts	2,445,996
Foreign currency collateral for open futures contracts, at value (Cost — $1,531,949)	1,439,475
Interest receivable	1,188,655
Receivable for Fund shares sold	82,068
Receivable from broker — variation margin on open futures contracts	55,389
Premiums paid for open swaps	17,357
Prepaid expenses	17,770
Total Assets	78,540,391

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,760,777
Written options, at value (premium received $74,840)	47,938
Investment management fee payable	26,853
Payable for Fund shares repurchased	15,001
Unrealized depreciation on swaps	9,336
Payable for open swap contracts	1,285
Directors’ fees payable	875
Payable for securities purchased	30
Accrued expenses	68,982
Total Liabilities	1,931,077
Total Net Assets	$76,609,314

Net Assets:
Par value (Note 5)	$7,984
Paid-in capital in excess of par value	73,345,528
Overdistributed net investment income	(44,472)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(227,926)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	3,528,200
Total Net Assets	$76,609,314
Shares Outstanding	7,983,866
Net Asset Value	$9.60

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	17

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$2,490,749

Expenses:
Investment management fee (Note 2)	336,270
Custody fees	63,573
Transfer agent fees	51,409
Audit and tax	36,400
Legal fees	36,004
Shareholder reports	26,700
Registration fees	22,311
Directors’ fees	4,443
Insurance	1,792
Miscellaneous expenses	4,288
Total Expenses	583,190
Less: Fee waivers and/or expense reimbursements (Note 2)	(29,819)
Net Expenses	553,371
Net Investment Income	1,937,378

Realized and Unrealized Gain (loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	999,073
Futures contracts	(153,543)
Written options	296,279
Swap contracts	(35,804)
Foreign currency transactions	94,706
Net Realized Gain	1,200,711
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,680,170
Futures contracts	72,003
Written options	124,427
Swap contracts	2,550
Foreign currencies	(1,582,311)
Change in Net Unrealized Appreciation (Depreciation)	1,296,839
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,497,550
Increase in Net Assets from Operations	$4,434,928

See Notes to Financial Statements.

18	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$1,937,378	$2,366,873
Net realized gain (loss)	1,200,711	(1,573,113)
Change in net unrealized appreciation (depreciation)	1,296,839	3,001,667
Increase in Net Assets From Operations	4,434,928	3,795,427

Distributions to Shareholders From (Note 1):
Net investment income	(850,001)	—
Net realized gains	(59,129)	(641,931)
Decrease in Net Assets From Distributions to Shareholders	(909,130)	(641,931)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	38,173,870	25,242,828
Reinvestment of distributions	515,457	478,260
Cost of shares repurchased	(45,910,411)	(52,932,163)
Decrease in Net Assets From Fund Share Transactions	(7,221,084)	(27,211,075)
Decrease in Net Assets	(3,695,286)	(24,057,579)

Net Assets:
Beginning of year	80,304,600	104,362,179
End of year*	$76,609,314	$80,304,600
* Includes overdistributed net investment income of:	$(44,472)	$(2,870,182)

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$9.14	$8.77	$9.93		$9.75	$9.59	$10.98

Income (loss) from operations:
Net investment income	0.25 [4]	0.23 [4]	0.24	[4]	0.37 [4]	0.36 [4]	0.64
Net realized and unrealized gain (loss)	0.33	0.20	0.21		(0.16)	0.00 [5]	(0.07)
Total income from operations	0.58	0.43	0.45		0.21	0.36	0.57

Less distributions from:
Net investment income	(0.11)	—	(1.61)		—	(0.20)	(1.16)
Net realized gains	(0.01)	(0.06)	—		(0.03)	—	(0.80)
Total distributions	(0.12)	(0.06)	(1.61)		(0.03)	(0.20)	(1.96)

Net asset value, end of year	$9.60	$9.14	$8.77		$9.93	$9.75	$9.59
Total return[6]	6.28%	4.95%	4.49%		2.11%	3.89%	5.33%

Net assets, end of year (000s)	$76,609	$80,305	$104,362		$205,654	$177,308	$90,421

Ratios to average net assets:
Gross expenses	0.78%	0.70%	0.62%[7]		0.59%	0.64%	0.74%
Net expenses[8,9]	0.74	0.66	0.58	[7]	0.55	0.55	0.55
Net investment income	2.59	2.70	3.20	[7]	3.70	3.70	3.30

Portfolio turnover rate	92%	87%	52%[10]		68%	118%	140%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Not annualized.

See Notes to Financial Statements.

20	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. Class IS shares and Class FI shares have not commenced operations. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	21
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$44,908,021	—	$44,908,021
Corporate bonds & notes	—	16,774,590	—	16,774,590
Non-U.S. treasury inflation protected securities	—	2,770,968	—	2,770,968
Purchased options	—	950	—	950
Total long-term investments	—	$64,454,529	—	$64,454,529
Short-term investments†	—	8,597,000	—	8,597,000
Total investments	—	$73,051,529	—	$73,051,529
Other financial instruments:
Futures contracts	$295,510	—	—	295,510
Forward foreign currency contracts	—	2,445,996	—	2,445,996
Credit default swaps on credit indices — buy protection‡	—	8,021	—	8,021
Total other financial instruments	$295,510	$2,454,017	—	$2,749,527
Total	$295,510	$75,505,546	—	$75,801,056

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$47,938	—	—	$47,938
Forward foreign currency contracts	—	$1,760,777	—	1,760,777
Futures contracts	239,552	—	—	239,552
Total	$287,490	$1,760,777	—	$2,048,267

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

22	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes
Balance as of December 31, 2009	$2,702
Accrued premiums/discounts	884
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)[1]	(3,413)
Transfers into Level 3	—
Transfers out of Level 3	(173)
Balance as of December 31, 2010	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[1]	—

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	23

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract

24	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $0. The Fund did not post any collateral for its swap transactions. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $0 less the value of the contracts’ related reference obligations.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	25

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

26	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	27

existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,738,333	$(1,738,333)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

28	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“WAML”) is the investment adviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with WAML. LMPFA, WAML, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets. The manager has contractually agreed to forgo fees and/or reimburse operating expenses at an annual rate 0.04% of the Fund’s average daily net assets attributable to Class I shares (“Flat Waiver”). This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

During the year ended December 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $29,819.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$62,198,619
Sales	71,426,765

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,730,628
Gross unrealized depreciation	(3,121,563)
Net unrealized appreciation	$2,609,065

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bobl	95	3/11	$15,138,470	$15,078,942	$(59,528)
German Euro Bund	74	3/11	12,475,204	12,391,429	(83,775)
U.S. Treasury 10-Year Notes	29	3/11	3,468,797	3,492,687	23,890
U.S. Treasury 30-Year Bonds	31	3/11	3,882,124	3,785,875	(96,249)
					(215,662)
Contracts to Sell:
U.S. Treasury 5-Year Notes	184	3/11	21,928,464	21,660,250	268,214
United Kingdom Long Gilt Bonds	4	3/11	748,593	745,187	3,406
					271,620
Net unrealized gain on open futures contracts					$55,958

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	29

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	200	$55,600
Options written	650	375,669
Options closed	(378)	(143,975)
Options expired	(413)	(212,454)
Written options, outstanding December 31, 2010	59	$74,840

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	UBS AG	4,905,980	$4,989,168	2/14/11	$116,966
British Pound	UBS AG	4,390,843	6,843,374	2/14/11	(238,617)
British Pound	JP Morgan Chase & Co.	1,695,000	2,641,752	2/14/11	(71,960)
British Pound	JP Morgan Chase & Co.	1,550,000	2,415,762	2/14/11	(11,701)
British Pound	Citibank, N.A.	233,605	364,086	2/14/11	(11,317)
Canadian Dollar	Deutsche Bank AG	3,003,498	3,018,035	2/14/11	22,087
Canadian Dollar	Morgan Stanley & Co., Inc.	860,000	864,162	2/14/11	6,624
Canadian Dollar	UBS AG	395,515	397,430	2/14/11	2,710
Danish Krone	UBS AG	4,436,174	795,196	2/14/11	(22,630)
Danish Krone	JP Morgan Chase & Co.	4,286,573	768,379	2/14/11	(16,118)
Euro	Citibank, N.A.	7,150,662	9,554,328	2/14/11	(243,831)
Euro	Barclays Bank PLC	2,800,000	3,741,209	2/14/11	(121,475)
Euro	UBS AG	1,279,276	1,709,300	2/14/11	(46,686)
Euro	BNP Paribas SA	1,100,000	1,469,761	2/14/11	(48,460)
Euro	UBS AG	800,000	1,068,917	2/14/11	10,576
Euro	Societe Generale	620,000	828,410	2/14/11	(26,481)
Euro	JP Morgan Chase & Co.	590,000	788,326	2/14/11	16,960
Euro	Morgan Stanley & Co., Inc.	150,000	200,422	2/14/11	(5,672)
Euro	Deutsche Bank AG	60,000	80,169	2/14/11	30
Euro	Royal Bank of Scotland	48,359	64,615	2/14/11	(1,885)
Japanese Yen	Deutsche Bank AG	482,872,558	5,950,303	2/14/11	81,118
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	785,136	2/14/11	15,553
Japanese Yen	Morgan Stanley & Co., Inc.	27,189,240	335,045	2/14/11	4,276
Japanese Yen	Barclays Bank PLC	14,645,093	180,467	2/14/11	1,220
Japanese Yen	JP Morgan Chase & Co.	11,000,000	135,550	2/14/11	2,615
Norwegian Krone	Deutsche Bank AG	10,064,912	1,721,143	2/14/11	58,772
Norwegian Krone	UBS AG	6,237,866	1,066,702	2/14/11	10,761
Norwegian Krone	Deutsche Bank AG	5,112,490	874,258	2/14/11	41,080

30	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	$812,271	2/14/11	$21,579
Norwegian Krone	Deutsche Bank AG	3,695,367	631,924	2/14/11	15,641
Norwegian Krone	Deutsche Bank AG	1,241,951	212,379	2/14/11	6,008
Polish Zloty	UBS AG	7,000,000	2,357,914	2/14/11	(88,612)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,817,382	2/14/11	43,623
Swedish Krona	Deutsche Bank AG	5,220,000	774,959	2/14/11	2,632
Brazilian Real	Citibank, N.A.	1,080,000	643,095	2/22/11	26,304
Indonesian Rupiah	JP Morgan Chase & Co.	3,432,430,000	377,939	2/22/11	(2,386)
Malaysian Ringgit	JP Morgan Chase & Co.	1,200,000	387,839	2/22/11	5,491
South Korean Won	Deutsche Bank AG	1,745,686,000	1,533,977	2/22/11	13,675
					(431,530)
Contracts to Sell:
Australian Dollar	Citibank, N.A.	710,000	722,039	2/14/11	(5,337)
Australian Dollar	Citibank, N.A.	1,271,480	1,293,040	2/14/11	(36,067)
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,716,696	2/14/11	(112,430)
Australian Dollar	Morgan Stanley & Co., Inc.	1,360,000	1,383,061	2/14/11	(32,948)
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,223,653	2/14/11	169,068
British Pound	Deutsche Bank AG	8,973,469	13,985,653	2/14/11	449,518
British Pound	Goldman Sachs Group Inc.	250,000	389,639	2/14/11	11,574
British Pound	Societe Generale	500,000	779,278	2/14/11	19,682
Canadian Dollar	Citibank, N.A.	1,630,320	1,638,211	2/14/11	(30,495)
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,061,442	2/14/11	(18,998)
Canadian Dollar	Goldman Sachs Group Inc.	780,000	783,775	2/14/11	(4,710)
Canadian Dollar	Goldman Sachs Group Inc.	1,043,792	1,048,844	2/14/11	(20,528)
Canadian Dollar	JP Morgan Chase & Co.	212,952	213,983	2/14/11	(3,987)
Danish Krone	Citibank, N.A.	8,205,016	1,470,770	2/14/11	30,248
Euro	Barclays Bank PLC	525,000	701,477	2/14/11	16,967
Euro	Credit Suisse First Boston Inc.	50,000	66,807	2/14/11	943
Euro	Credit Suisse First Boston Inc.	6,096,428	8,145,717	2/14/11	158,959
Euro	Deutsche Bank AG	2,383,705	3,184,977	2/14/11	97,384
Euro	Goldman Sachs Group Inc.	5,642,072	7,538,632	2/14/11	135,263
Euro	JP Morgan Chase & Co.	100,000	133,615	2/14/11	2,555
Euro	JP Morgan Chase & Co.	200,000	267,229	2/14/11	(1,675)

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	31

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Euro	JP Morgan Chase & Co.	550,000	$734,880	2/14/11	$(9,793)
Euro	JP Morgan Chase & Co.	561,393	750,104	2/14/11	29,896
Euro	JP Morgan Chase & Co.	580,000	774,965	2/14/11	(2,857)
Euro	JP Morgan Chase & Co.	700,971	936,599	2/14/11	17,941
Euro	JP Morgan Chase & Co.	1,250,000	1,670,182	2/14/11	(13,045)
Euro	Morgan Stanley & Co., Inc.	14,114,585	18,859,145	2/14/11	507,689
Euro	UBS AG	150,000	200,422	2/14/11	3,863
Euro	UBS AG	150,000	200,422	2/14/11	(2,218)
Euro	UBS AG	300,000	400,844	2/14/11	(3,015)
Euro	UBS AG	750,000	1,002,109	2/14/11	39,555
Japanese Yen	Citibank, N.A.	1,526,505,748	18,810,703	2/14/11	(224,925)
Japanese Yen	Goldman Sachs Group Inc.	449,139,919	5,534,626	2/14/11	(35,716)
Japanese Yen	UBS AG	566,327,465	6,978,695	2/14/11	(87,641)
Norwegian Krone	Citibank, N.A.	3,486,026	596,125	2/14/11	(14,005)
Norwegian Krone	Deutsche Bank AG	53,980,640	9,230,923	2/14/11	(52,727)
Polish Zloty	Citibank, N.A.	3,335,502	1,123,547	2/14/11	(61,814)
Polish Zloty	Citibank, N.A.	21,650,381	7,292,820	2/14/11	228,590
Swedish Krona	UBS AG	12,250,000	1,818,629	2/14/11	(17,847)
Brazilian Real	Citibank, N.A.	650,000	387,048	2/22/11	(8,480)
South Korean Won	Deutsche Bank AG	440,320,000	386,920	2/22/11	(1,688)
					1,116,749
Net unrealized gain on open forward foreign currency contracts					$685,219

At December 31, 2010, the Fund held the following open swap contract:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase & Co. (ITRX EUROPE 12/15)	$2,934,000	12/20/15	1% Quarterly	$8,021	$17,357	$(9,336)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

32	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]		$950	—	$950
Futures contracts[3]	$295,510	—	—	295,510
Swap contracts[4]	—	—	$8,021	8,021
Forward foreign currency contracts	—	2,445,996	—	2,445,996
Total	$295,510	$2,446,946	$8,021	$2,750,477

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Written options	$47,938	—	$47,938
Futures contracts[3]	239,552	—	239,552
Forward foreign currency contracts	—	$1,760,777	1,760,777
Total	$287,490	$1,760,777	$2,048,267

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$38,468	$2,994	—	$41,462
Written options	296,279	—	—	296,279
Futures contracts	(153,543)	—	—	(153,543)
Swap contracts	—	—	$(35,804)	(35,804)
Forward foreign currency contracts	—	2,889,622	—	2,889,622
Total	$181,204	$2,892,616	$(35,804)	$3,038,016

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	33

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$62,603	$(33,539)	—	$29,064
Written options	124,427	—	—	124,427
Futures contracts	72,003	—	—	72,003
Swap contracts	—	—	$2,550	2,550
Forward foreign currency contracts	—	(1,624,526)	—	(1,624,526)
Total	$259,033	$(1,658,065)	$2,550	$(1,396,482)

During the year ended December 31, 2010 the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$52,976
Written options	25,603
Forward foreign currency contracts (to buy)	74,017,495
Forward foreign currency contracts (to sell)	141,934,255
Futures contracts (to buy)	18,180,347
Futures contracts (to sell)	21,534,035

Average Notional Balance
Credit default swap contracts (to buy protection)	$200,385
Credit default swap contracts (to sell protection)‡	2,934,000

‡	At December 31, 2010, there were no open positions held in this derivative.

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not post any collateral for its swap transactions.

34	Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

5. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009

Class I†
Shares sold	3,948,060	2,862,417
Shares issued on reinvestment	53,886	56,330
Shares repurchased	(4,805,750)	(6,036,686)
Net decrease	(803,804)	(3,117,939)

†	In April 2010, Institutional Class shares were renamed Class I shares.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$850,067	—
Net long-term capital gains	59,063	$641,931
Total distributions paid	$909,130	$641,931

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,419,148
Other book/tax temporary differences(a)	(1,564,903)
Unrealized appreciation (depreciation)(b)	3,401,557
Total accumulated earnings (losses) — net	$3,255,802

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investments companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset Non-U.S. Opportunity Bond Portfolio 2010 Annual Report	35

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Non-U.S. Opportunity Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

36	Western Asset Non-U.S. Opportunity Bond Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and each of Western Japan, Western Singapore and WAML a “Non-U.S. Adviser” and together, “Western Asset International”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset Management Company (“Western Asset”) with respect to the Western Asset organization as a whole when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to the Non-U.S. Advisers because LMPFA pays the Non-U.S. Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, relevant investment advisory personnel and representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Non-U.S. Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Non-U.S. Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Non-U.S. Advisers to attract and retain capable research and

Western Asset Non-U.S. Opportunity Bond Portfolio	37

advisory personnel; the capability and integrity of the Non-U.S. Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Non-U.S. Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Non-U.S. Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Non-U.S. Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Non-U.S. Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one- and ten-year periods, but was lower than its peer average for the three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Non-U.S. Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Non-U.S. Advisers’ other clients, including separate accounts managed by one or more of the Non-U.S. Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Non-U.S. Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Non-U.S. Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Non-U.S. Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Non-U.S. Advisers, including, among others, the profitability of the relationship to LMPFA and the Non-U.S. Advisers; the direct and indirect benefits that LMPFA and each Non-U.S. Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Non-U.S. Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Non-U.S. Adviser’s

38	Western Asset Non-U.S. Opportunity Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Non-U.S. Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Non-U.S. Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Non-U.S. Advisers, but would continue to closely monitor the performance of LMPFA and the Non-U.S. Advisers; that the fees to be paid to the Non-U.S. Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Non-U.S. Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Non-U.S. Opportunity Bond Portfolio	39

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Non U.S. Opportunity Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

40	Western Asset Non-U.S. Opportunity Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen[2]	148
Other directorships held	N/A

Western Asset Non-U.S. Opportunity Bond Portfolio	41

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupations during the past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

42	Western Asset Non-U.S. Opportunity Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Non-U.S. Opportunity Bond Portfolio	43

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

44	Western Asset Non-U.S. Opportunity Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	2/25/2010
Payable date:	2/26/2010
Long-term capital gain dividend	$0.007570

Please retain this information for your records.

Western Asset

Non-U.S. Opportunity Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Non-U.S. Opportunity Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Non-U.S. Opportunity Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 2/11 SR11-1306

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of Western Asset Funds, Inc.

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of Western Asset Funds, Inc.

Date:	February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	February 25, 2011